THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “AGREEMENT”) RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

(Non US Subscribers)

TO:	Sweetwater Resources, Inc. (the “Company”)
Madappilly House, Elenjipra P.O.,
Chalakudy Via., Kerala, India, 68027

PURCHASE OF UNITS

1.	Subscription

1.1 On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase units (the “Units”) of the Company at a price of $0.50 per Unit (such subscription and agreement to purchase being the “Subscription”), for an aggregate purchase price as set out on the signature page of this Agreement (the “Subscription Proceeds”) which is tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.  Of the subscription price of $0.50 per Unit, the Company hereby allocates $0.50 to the price of each Share (as defined herein) comprised in each Unit and $0.001 to the price of each Warrant (as defined herein) comprised in each Unit.

1.2 Each Unit will consist of one common share in the capital of the Company (a “Share”) and one non-transferable common share purchase warrant (each, a “Warrant”).  Each Warrant will entitle the holder thereof to purchase one additional Share (each, a “Warrant Share”) at a price of $0.75 for a period of 2 years following the closing of the Offering. The Units, Shares, Warrants and Warrant Shares are collectively referred to herein as the “Securities”.

1.3 The Company hereby agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Units to the Subscriber.  Subject to the terms hereof, the Agreement will be effective upon its acceptance by the Company.

1.4 Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of the United States of America.

2.	Payment

2.1 The Subscription Proceeds shall be paid by certified cheque or bank draft drawn on a US dollar account with a chartered bank and made payable and delivered to the Company.  Alternatively, the Subscription Proceeds may be wired to the Company’s lawyers pursuant to the wiring instructions set out in Appendix B.

2.2 The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held on behalf of the Company.  In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 45 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

2.3 Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the certificates representing the Shares and the Warrants have been issued to the Subscriber.

3.	Documents Required from Subscriber

3.1 The Subscriber must complete, sign and return to the Company an executed copy of this Agreement.

3.2 The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities and applicable law.

4.	Closing

4.1 Closing of the purchase and sale of the Units shall occur on or beforeMay 18th, 2012, or on such other date as may be determined by the Company in its sole discretion (the “Closing Date”).  The Subscriber acknowledges that Units may be issued to other subscribers under this offering (the “Offering”) before or after the Closing Date.  The Company, may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Shares and Warrants to such subscriber(s) against payment therefore at any time on or prior to the Closing Date.

4.2 On the Closing Date, the Subscriber shall deliver to the Company a certified cheque or bank draft drawn on a chartered bank in the amount of the Subscription Proceeds, or wire the Subscription Proceeds to the Company pursuant to wiring instructions that will be provided by the Company to the Subscriber upon request.  The Company will then issue and sell the Subscriber’s Units and cause definitive certificates representing the number of Shares and Warrants so issued and registered in accordance with this Subscription Agreement to be delivered in accordance with this Subscription Agreement.

5.	Acknowledgements and Agreements of Subscriber

5.1 The Subscriber acknowledges and agrees that:

(a)
none of the Securities have been or will be registered under the United States Securities Act of 1933, as amended (the “1933 Act”), or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state, provincial and foreign securities laws;

(b)	the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other securities legislation;

(c)
the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(d)
the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Units hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(e)
a portion of this Offering may be sold pursuant to an agreement between the Company and one or more agents registered in accordance with applicable securities laws, in which case the Company will pay a fee and/or compensation securities on terms as set out in such agency agreement;

(f)	finder’s fees or broker’s commissions may be payable by the Company to finders who introduce purchasers to the Company;

(g)
the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Units hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(h)	the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement;

(i)
the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Units hereunder, and

(ii)	applicable resale restrictions;

(j)
the Subscriber understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities.  The Company gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax law of the Subscriber’s acquisition or disposition of the Securities;

(k)
the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Units through a person registered to sell securities under applicable securities legislation to issue the Units and, as a consequence of acquiring the Units pursuant to such exemption certain protections, rights and remedies provided by the applicable securities legislation including statutory rights of rescission or damages, will not be available to the Subscriber;

(l)	neither the Securities and Exchange Commission (the “SEC”) nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(m)	no documents in connection with the sale of the Units hereunder have been reviewed by the SEC or any securities administrators;

(n)	there is no government or other insurance covering any of the Securities;

(o)
the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with any other applicable securities laws; and

(p)
this Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any Subscription for any reason whatsoever.

6.	Representations, Warranties and Covenants of the Subscriber

6.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the closing of the Offering) that:

(a)
the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and (iv) can afford the complete loss of such investment;

(b)
all information contained in this Agreement is complete and accurate and may be relied upon by the Company, and the Subscriber will notify the Company immediately of any material change in any such information occurring prior to the closing of the purchase of the Units;

(c)
the Subscriber is purchasing the Units for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Units, and the Subscriber has not subdivided his interest in the Units with any other person;

(d)	the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

(e)	the Subscriber has received and carefully read this Agreement;

(f)
the Subscriber has made an independent examination and investigation of an investment in the Units and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber’s decision to invest in the Securities and the Company;

(g)
the Subscriber is able to fend for itself in the Subscription and has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company and the Subscriber is providing evidence of such knowledge and experience in these matters;

(h)
the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(i)
the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(j)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(k)
the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Units;

(l)
the Subscriber understands and agrees that none of the Securities have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(m)
the Subscriber understands and agrees that the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(n)
the Subscriber is not aware of any advertisement of any of the Units and is not acquiring the Units as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(o)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities;

(ii)	that any person will refund the purchase price of any of the Securities;

(iii)	as to the future price or value of any of the Securities; or

(iv)
that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system;

(p)	the Subscriber is not a U.S. Person;

(q)	the Subscriber:

(i)
is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the purchase of the Units,

(ii)
is purchasing the Units pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Units under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii)
acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of any of the Securities,

(iv)	represents and warrants that the acquisition of the Units by the Subscriber does not trigger:

A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B.	any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

(v)
the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(r)	the Subscriber is outside the United States when receiving and executing this Agreement;

(s)
the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws; and

(t)
the Subscriber acknowledges that it has not acquired the Units as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable securities laws or under an exemption from such registration requirements and as otherwise provided herein.

6.2 In this Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Agreement includes any person in the United States.

7.	Representations and Warranties will be Relied Upon by the Company

7.1 The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber’s eligibility to purchase the Units under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Units under applicable securities legislation.  The Subscriber further agrees that by accepting delivery of the certificates representing the Shares and the Warrants on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Units and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of any of the Securities.

8.	Representations, Warranties and Covenants of the Company

8.1 By executing this Agreement, the Company represents, warrants and covenants to the Subscriber, which representations, warranties and covenants will be true and correct as of the Closing Date with the same force and effect as if made at and as of the Closing Date (and acknowledges that the Subscriber is relying thereon) that:

(a)
the Company has been duly continued and is a valid and subsisting company under the laws of the State of Nevada, and is duly qualified to carry on business in the State of Nevada and in each other jurisdiction, if any, wherein the carrying out of the activities contemplated makes such qualifications necessary;

(b)
the Shares will, upon issue and delivery, be validly issued as fully paid and non-assessable.  The Warrant Shares will be duly and validly authorized to be issued as fully paid and non-assessable upon receipt by the Company of full payment therefor and due compliance by the Subscriber with all other terms set out in the applicable Warrant certificate;

(c)
the Company has filed all forms, reports, documents and information required to be filed by it with the applicable securities regulatory authorities (the “Disclosure Documents”). As of the time the Disclosure Documents were filed with the applicable securities regulators and on EDGAR (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the Disclosure Documents complied in all material respects with the requirements of the applicable securities laws; and (ii) none of the Disclosure Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(d)
the financial statements of the Company contained in the Disclosure Documents: (i) complied as to form in all material respects with the published rules and regulations under applicable securities laws; (ii) were reported in accordance with United States generally accepted accounting principles or international financial reporting standards, as the case may be, applied on a basis consistent with that of the preceding periods; and (iii) present fairly the consolidated financial position of the Company and its subsidiaries, if any, as of the respective dates thereof and the consolidated results of operations of the Company and its subsidiaries, if any, for the periods covered thereby;

(e)
there is no “material fact” or “material change” (as those terms are defined in the applicable securities legislation) in the affairs of the Company that has not been generally disclosed to the public;

(f)	the Company has the full corporate right, power and authority to execute this Agreement, and to issue the Shares to the Subscriber pursuant to the terms of this Agreement; and

(g)	this Agreement constitutes a binding and enforceable obligation of the Company, enforceable in accordance with its terms.

9.	Acknowledgement and Waiver

9.1 The Subscriber has acknowledged that the decision to purchase the Units was solely made on the basis of publicly available information.  The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Units.

10.	Legending of Subject Units

10.1 The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates or other document representing any of the Shares and the Warrants will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.”

10.2 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

11.	Resale Restrictions

11.1 The Subscriber acknowledges that any resale of any of the Securities will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee.  The Subscriber acknowledges that none of the Securities have been registered under the 1933 Act or the securities laws of any state of the United States.  The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable securities laws or exemptions from such registration requirements are available.

12.	Collection of Personal Information

12.1 The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber’s personal information for the purpose of fulfilling this Agreement and completing the Offering.  The Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company’s registrar and transfer agent, (c) tax authorities, (d) authorities pursuant to any money laundering or terrorist financing legislations; and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering.  By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice.  Notwithstanding that the Subscriber may be purchasing the Units as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

12.2 Furthermore, the Subscriber is hereby notified that:

(a)
the Company may deliver to a provincial securities commission and/or the SEC certain personal information pertaining to the Subscriber, including such Subscriber’s full name, residential address and telephone number, the number of shares or other securities of the Company owned by the Subscriber, the number of Units purchased by the Subscriber and the total purchase price paid for the Units, the prospectus exemption relied on by the Company and the date of distribution of the Units,

(b)	such information is being collected indirectly by the provincial securities commission under the authority granted to it in securities legislation, and

(c)	such information is being collected for the purposes of the administration and enforcement of the securities legislation of any federal, state or provincial securities laws.

13.	Costs

13.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Units shall be borne by the Subscriber.

14.	Governing Law

14.1 This Agreement is governed by the laws of the State of Nevada.  The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

15.	Currency

15.1 Any reference to currency in this Agreement is to the currency of the United States of America unless otherwise indicated.

16.	Survival

16.1 This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Units by the Subscriber pursuant hereto.

17.	Assignment

17.1 This Agreement is not transferable or assignable.

18.	Severability

18.1 The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

19.	Entire Agreement

19.1 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

20.	Notices

20.1 Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

Sweetwater Resources Inc.,
Madappilly House, Elenjipra P.O.,
Chalakudy Via., Kerala India, 68027

21.	Counterparts and Electronic Means

21.1 This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.  Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the Subscriber has duly executed this Agreement as of the date of acceptance by the Company.

______________________________         ____________________________________________
(Number of Units being purchased)                                         (Name of Subscriber – Please type or print)

______________________________                                  _____________________________________________
(Total Subscription Price)                                                           (Signature and, if applicable, Office)

_____________________________________________
(Address of Subscriber)

_____________________________________________
(City, State, Zipcode of Subscriber)

_____________________________________________
(Country of Subscriber)

_____________________________________________
(Email Address)

_____________________________________________
(Telephone Number)

DELIVERY AND REGISTRATION INSTRUCTIONS

1. Delivery – please deliver the certificate(s) representing the Units to the following address:

(Address)

(City, State, Country and Zip Code)

(Attention)

2. Registration – please register the Units as follows:

(Name and, if applicable, account number)

(Address)

(City, State, Country and Zip Code)

A C C E P T A N C E

The above-mentioned Agreement in respect of the Units is hereby accepted by Sweetwater Resources Inc.,

DATED at                               the _______ day of _________________, 2012.

Sweetwater Resources Inc.,

Per:
Authorized Signatory